FIS Biblically Responsible Risk Managed ETF (PRAY)

a series of SHP ETF Trust (the “Trust”)

Supplement dated April 28, 2023

to the Fund’s Summary Prospectus and Prospectus dated September 28, 2022 (as supplemented April 20, 2023) and Statement of Additional Information (“SAI”) dated September 28, 2022 (as supplemented February 1, 2023 and April 20, 2023)

Effective June 27, 2023, all references to FIS Biblically Responsible Risk Managed ETF are hereby replaced with FIS Christian Stock Fund (the “Fund”). The investment objective, strategy, and principal risks of the Fund will not change; however, certain disclosures will need to be revised.

Accordingly, the following information will replace the third paragraph in the section entitled “Principal Investment Strategies” on page 3 of the Prospectus:

The assets of the Fund are managed by the Sub-Adviser, which employs an “active management” investment strategy in seeking to achieve the Fund’s investment objective. The Sub-Adviser first uses a quantitative screen on the investable global universe looking for companies characterized as growth at a reasonable price (GARP). The Sub-Adviser next applies a Christian values overlay to establish the universe of securities eligible for investment. The Sub-Adviser then combines fundamental research and qualitative analysis, to identify companies that have above-average investment potential. The portfolio is constructed with considerations relative to the sector and regional weights of the Benchmark to ensure broad diversification. The Fund will not buy or continue to hold a stock issued by a company if, in the opinion of the Sub-Adviser, the company no longer passes the Christian values filter. The Sub-Adviser also will generally sell a stock on behalf of the Fund if the stock experiences extreme price movements, if the stock exhibits weak performance relative to its peers, or for risk management purposes. The Fund at a minimum will, under normal market conditions, invest 80% or more of its assets (net assets plus any borrowings for investment purposes, if any) in stocks that pass its Christian values filter. Except for its cash-type holdings, the Fund intends to invest 100% of its assets in stocks that satisfy these Christian values under normal market conditions.

 The following information will replace the first paragraph in the section entitled “Additional Information About Investment Strategies” on page 6 of the Prospectus:

Under normal circumstances, the Fund invests in equity securities, including common stock and ADRs and GDRs of international and domestic companies. The Fund may invest in securities of companies with any market capitalization. The Fund may meet its investment objective by directly investing in equity securities, or by investing in other investment companies, including ETFs, that invest primarily in equity securities. The Fund at a minimum will, under normal market conditions, invest 80% or more of its assets (net assets plus any borrowings for investment purposes, if any) in stocks that pass its Christian values filter. Except for its cash-type holdings, the Fund intends to invest 100% of its assets in stocks that satisfy these Christian values under normal market conditions.

This Supplement, dated April 28, 2023, the Fund’s Summary Prospectus, Prospectus, and SAI, dated September 28, 2022, supplement to the SAI dated February 1, 2023, and supplement to each dated April 20, 2023 provide information that you should know before investing in the Fund and should be retained for future reference. The Summary Prospectus, Prospectus, SAI, and SAI Supplement have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling (800) 617-0004.